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                                                                  EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


    We consent to the incorporation by reference in this Registration Statement of The Gymboree Corporation on Form S-8 of our report dated March 9, 1998, incorporated by reference in the Annual Report on Form 10-K of The Gymboree Corporation for the fiscal year ended January 31, 1998.



/s/ DELOITTE & TOUCHE LLP
-----------------------------------
DELOITTE & TOUCHE LLP
San Francisco, California
March 11, 1999